EXHIBIT 10.2

FIRST AMENDMENT
Dated as of June 30, 2014
to
SALE AGREEMNT
Dated as of August 31, 2012

This FIRST AMENDMENT (this “Amendment”) dated as of June 30, 2014 is entered into by and among ASHLAND INC., a Kentucky corporation (“Ashland”), HERCULES INCORPORATED, a Delaware corporation, ASHLAND SPECIALTY INGREDIENTS G.P., a Delaware general partnership, ISP TECHNOLOGIES INC., a Delaware corporation, and ASHLAND ELASTOMERS LLC, a Delaware limited liability company (each, an “Originator” and collectively, the “Originators”), and CVG CAPITAL III LLC, a Delaware limited liability company (“SPV”).
RECITALS
WHEREAS, the parties hereto have entered into a certain Sale Agreement dated as of August 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Sale Agreement”);
WHEREAS, the parties hereto wish to amend the Sale Agreement as set forth herein;
WHEREAS, concurrently herewith, the parties to the Second Tier Agreement (as defined in the Sale Agreement) are entering into that certain Fourth Amendment thereto (the “TAA Amendment”), pursuant to which, among other things, the Agent, the Managing Agents or the Investors (in each case, as such terms are used in the Sale Agreement) are consenting to this Amendment;
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Sale Agreement, the parties hereto agree as follows:
SECTION 1.     Definitions. All capitalized terms not otherwise defined herein are used as defined in the Sale Agreement.
SECTION 2.     Amendments to the Sale Agreement. The Sale Agreement is hereby amended as follows:
2.1.    The definition of “Retained Receivable” set forth in Section 1.1 of the Sale Agreement is replaced in its entirety with the following:
“Retained Receivable” means a Receivable that meets all of the following criteria: (i) the Obligor of such Receivable is identified on Schedule IV hereto and (ii) such Receivable meets the additional criteria (if any) specified on such Schedule IV as being applicable to Receivables owing by such Obligor; provided that such Schedule IV may be amended or supplemented from time to time only by a written agreement executed by the Originators, the SPV, the Agent and each Managing Agent (each, in its sole discretion), substantially in the form of Exhibit A hereto or such other form acceptable to the Agent and the Managing Agents.
2.2.    For the avoidance of doubt, the parties hereto acknowledge and agree that no Retained Receivable described in Schedule IV to this Amendment shall be sold, contributed or otherwise transferred to the SPV under the Sale Agreement on or after the date hereof, but the sale, contribution

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and any other transfer to the SPV under the Sale Agreement of any such Receivable prior to the date hereof is hereby ratified and confirmed.
2.3.     Schedule I to the Sale Agreement is amended by adding the name “Valvoline Oil & Tire” as a tradename used by Ashland. The parties hereto hereby waive any breach of Section 5.2(g) of the Sale Agreement solely to the extent cured as of the date hereof and arising directly from the foregoing tradename not being listed on Schedule I to the Sale Agreement prior to the date hereof.
2.4.    Schedule IV to the Sale Agreement is replaced in its entirety with Schedule IV attached hereto.
2.5.    Exhibit A attached hereto is added to the Sale Agreement as Exhibit A thereto.
SECTION 3.     Miscellaneous.
3.1.    TAA Amendment. The parties hereto acknowledge, consent and agree to the terms of the TAA Amendment.
3.2.    Representations and Warranties. Each Originator and the SPV hereby represents and warrants, as to itself, that this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.
3.3.    References to Sale Agreement. Upon the effectiveness of this Amendment, each reference in the Sale Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Sale Agreement as amended hereby, and each reference to the Sale Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Sale Agreement shall mean and be a reference to the Sale Agreement as amended hereby.
3.4.    Effect on Sale Agreement. Except as specifically amended above, the Sale Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
3.5.    Effectiveness. This Amendment shall become effective as of the date hereof upon (i) Ashland’s and the Agent’s receipt of counterparts hereto duly executed by each of the parties hereto, and (ii) effectiveness of the TAA Amendment in accordance with its terms.
3.6.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
3.7.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the SPV, the Agent or any Investor under the Sale Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
3.8.    Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York

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(without reference to the conflicts of law principles thereof other than Section 5-1401 of the New York General Obligations Law).
3.9.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
3.10.    Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
3.11.    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CVG CAPITAL III LLC, as SPV

By:	/s/ Brian D. Menshouse
Name:	Brian D. Menshouse
Title:	President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III First Amendment
First Tier Agreement / Sale Agreement

ASHLAND INC., individually and as Originator

By:	/s/ Eric N. Boni
Name:	Eric N. Boni
Title:	Vice President and Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III First Amendment
First Tier Agreement / Sale Agreement

HERCULES INCORPORATED, as Originator

By:	/s/ Eric N.Boni
Name:	Eric N. Boni
Title:	Vice President - Finance

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III First Amendment
First Tier Agreement / Sale Agreement

ASHLAND SPECIALTY INGREDIENTS G.P., as Originator

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Vice President / Assistant Secretary and Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III First Amendment
First Tier Agreement / Sale Agreement

ISP TECHNOLOGIES INC., as Originator

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Vice President / Assistant Secretary and Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ashland/CVG III First Amendment
First Tier Agreement / Sale Agreement

ASHLAND ELASTOMERS LLC, as Originator

By:	/s/ Eric N.Boni
Name:	Eric N. Boni
Title:	Vice President - Finance

Ashland/CVG III First Amendment
First Tier Agreement / Sale Agreement

SCHEDULE IV
LIST OF OBLIGORS AND ADDITONAL CRITERIA
FOR RETAINED RECEIVABLES

OBLGOR	ADDITIONAL CRITERIA
Reserved.	Reserved.

EXHIBIT A
[FORM OF] SUPPLEMENT TO SCHEDULE IV
OF THE SALE AGREEMENT
[________] [__], 20[__]

Reference is hereby made to that certain Sale Agreement, dated as of August 31, 2012, among Ashland Inc., Hercules Incorporated, Ashland Specialty Ingredients G.P., ISP Technologies Inc. and Ashland Elastomers LLC[1], as Originators, and CVG Capital III LLC, as the SPV (as amended, supplemented or otherwise modified from time to time, the “Sale Agreement”). Capitalized terms used but not otherwise defined herein have the respective meaning assigned thereto in the Sale Agreement.
1.    Requested Supplement to Schedule IV. The Originators hereby request that the SPV and the Managing Agents agree to supplement Schedule IV of the Sale Agreement effective as of [________] [__], 20[__] (the “Effective Date”) by adding the following thereto for purposes of the Sale Agreement’s definition of “Retained Receivable”:

OBLGOR	ADDITIONAL CRITERIA
[Name of Obligor]	Each Retained Receivable owing by this Obligor shall meet all the following criteria: (i) [___________], (ii) [___________] and (iii) such Receivable comes into existence on or after [___________].[2]

Effective on the Effective Date upon (and only upon) the execution and delivery of this letter agreement (this “Supplement”) by the SPV, the Agent and each Managing Agent (each, in its sole discretion), Schedule IV to the Sale Agreement shall be amended to include the foregoing Obligor and additional criteria with respect to its Receivables. In the event that this Supplement is not executed by the SPV, the Agent and each Managing Agent by the date that is five (5) Business Days following the date first written above, the request set forth herein shall terminate and Schedule IV to the Sale Agreement shall not be amended or supplemented hereby.
For the avoidance of doubt, the parties hereto acknowledge and agree that no Retained Receivable described herein shall be sold, contributed or otherwise transferred to the SPV under the Sale Agreement on or after the Effective Date, but the sale, contribution and any other transfer to the SPV under the Sale Agreement of any such Receivable prior to the Effective Date is hereby ratified and confirmed.
2.    Representations and Warranties. Each Originator and, by executing a counterpart hereto, the SPV, hereby represents and warrants, as to itself, that this Supplement constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

1 Update as needed to reflect the addition or removal of Originators from time to time. Adjust signature pages to reflect all relevant current parties.
2 Adjust this description as necessary to described the specific Receivables to be included in “Retained Receivables”.

3.    References to Sale Agreement. Upon the effectiveness of this Supplement, each reference in the Sale Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Sale Agreement as amended hereby, and each reference to the Sale Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Sale Agreement shall mean and be a reference to the Sale Agreement as amended hereby.
4.    Effect on Sale Agreement. Except as specifically amended above, the Sale Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
5.    Severability. Each provision of this Supplement shall be severable from every other provision of this Supplement for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof, and the unenforceability of one or more provisions of this Supplement in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
7.    No Waiver. The execution, delivery and effectiveness of this Supplement shall not operate as a waiver of any right, power or remedy of the SPV, the Agent, any Managing Agent or any Investor under the Sale Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
8.    Governing Law. This Supplement, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York (without reference to the conflicts of law principles thereof other than Section 5-1401 of the New York General Obligations Law).
9.    Successors and Assigns. This Supplement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
10.    Headings. The Section headings in this Supplement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Supplement or any provision hereof.
11.    Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplement by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
[Signature pages follow]

Very Truly Yours,
ASHLAND INC.,
individually and as Originator

By:_______________________________________
Name:
Title:

HERCULES INCORPORATED,
as Originator

By:_______________________________________
Name:
Title:

ASHLAND SPECIALTY INGREDIENTS G.P., as Originator

By:_______________________________________
Name:
Title:

ISP TECHNOLOGIES INC.,
as Originator

By:_______________________________________
Name:
Title:

ASHLAND ELASTOMERS LLC,
as Originator

By:_______________________________________
Name:
Title:

Accepted and Agreed to by:
CVG CAPITAL III LLC,
as SPV

By:_________________________________
Name:
Title:

THE BANK OF NOVA SCOTIA,
as Agent and as a Managing Agent

By:_________________________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Managing Agent

By:_________________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Managing Agent

By:_________________________________
Name:
Title:

SUNTRUST BANK,
as a Managing Agent

By:_________________________________
Name:
Title: